Exhibit 99.906

         Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Wilmot H. Kidd, President of Central Securities Corporation (the "Corporation"), certify that:

1. The Corporation's periodic report on Form N-CSR for the period ended December 31, 2003 (the "Report") fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

February 5, 2004                             /s/ Wilmot H. Kidd
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     Date                                    Wilmot H. Kidd
                                             President

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         Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Charles N. Edgerton, Treasurer of Central Securities Corporation (the "Corporation"), certify that:

1. The Corporation's periodic report on Form N-CSR for the period ended December 31, 2003 (the "Report") fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

February 5, 2004                             /s/ Charles N. Edgerton
----------------                             -----------------------
    Date                                     Charles N. Edgerton
                                             Treasurer

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A signed original of this written statement required by Section 906 has been provided to the Corporation and will be retained by the Corporation and furnished to the Securities and Exchange Commission or its staff upon request.